Business Combinations Business Combinations	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Combinations
Business Combinations
On July 7, 2015, the Company executed an asset purchase agreement with GlaxoSmithKline (GSK) whereby the Company acquired GSK's assets associated with the Canadian distribution of the Company's products. With the acquisition, the Company assumed all distribution, sales, marketing, training and support activities for the OmniPod system in Canada through its wholly-owned subsidiary, Insulet Canada Corporation.
The acquisition allows the Company to establish a local presence in Canada that enables it to engage directly with healthcare providers and OmniPod users. The aggregate purchase price of approximately $4.7 million consisted of cash paid at closing, subject to certain adjustments.
The Company has accounted for the acquisition as a business combination. Under business combination accounting, the assets and liabilities were recorded as of the acquisition date, at their respective fair values, and consolidated with the Company. The excess of the purchase price over the fair value of net assets acquired was recorded as goodwill and largely reflects operational synergies complimentary to the existing business. The operating results of GSK Canada have been included in the consolidated financial statements since July 7, 2015, the date the acquisition was completed. These results are not material to our revenues or operating results.
Prior to the acquisition the Company had a pre-existing relationship with GSK. As a result of the acquisition, the pre-existing relationship was settled by Insulet, with Insulet repurchasing the $0.5 million of inventory held by GSK at the date of the asset purchase. The inventory repurchased had been sold to GSK during the second quarter of 2015, however no revenue was recognized by Insulet on these sales given the expectation to repurchase. As the inventory was repurchased at cost, there were no gains or losses associated with this transaction. This transaction was accounted for separately from the business combination.
The table below details the consideration transferred to acquire GSK (in thousands):

Cash	$5,000
Employment liability transfer fee	(285)
Total consideration	$4,715

The assets acquired and liabilities assumed were recorded at fair value at date of acquisition as follows:

Goodwill	$2,403
Contractual relationships	2,100
Inventory step up	230
Assumed liabilities	(18)
$4,715

During the year ended December 31, 2015, the Company incurred transaction costs of $0.1 million, consisting primarily of legal fees, which have been recorded as general and administrative expenses. The Company determined that there was no value to the reacquisition of the Canada exclusivity contract due to the contribution charges of the contractual relationships.